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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 27, 2003

UNIVISION COMMUNICATIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
Commission File Number: 001-12223	I.R.S. Employer Identification Number: 95-4398884
1999 Avenue of the Stars, Suite 3050 Los Angeles, California (Address of Principal Executive Offices)
90067 (Zip Code)
Tel: (310) 556-7676 (Registrant's Telephone Number, Including Area Code)

UNIVISION COMMUNICATIONS INC. AND SUBSIDIARIES

Item 5. Other Events.

        Today, the Registrant issued the press release attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

  99.1
  Press Release dated February 27, 2003.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVISION COMMUNICATIONS INC. (Registrant)

February 27, 2003 Los Angeles, California	By	/s/ C. DOUGLAS KRANWINKLE C. Douglas Kranwinkle Executive Vice President

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits
SIGNATURE